SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 13, 2002


                             EVEREST RE GROUP, LTD.
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)




   Bermuda                          1-15731                       98-0365432
-----------------                -------------               -------------------
(State or Other                   (Commission                (I.R.S. Employer
Jurisdiction                      File Number)               Identification No.)
of Incorporation)



c/o ABG Financial & Management Services, Inc.
        Parker House, Wildey Road
           St. Michael, Barbados                               Not Applicable
----------------------------------------------               -------------------
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 246-228-7398


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS


On August 13, 2002, Joseph V. Taranto, the Company's Chief Executive Officer, and Stephen L. Limauro, the Company's Chief Financial Officer, voluntarily certified the Company's 2001 annual report on Form 10-K and all subsequent reports filed prior to such date by the Company with the Securities and Exchange Commission.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits
                  --------

                  Exhibit No.             Description
                  -----------             -----------

                     99.1                 Exhibit A - Certification by Joseph V.
                                          Taranto, the Company's Chief Executive
                                          Officer

                     99.2                 Exhibit A -  Certification  by Stephen
                                          L.   Limauro,   the   Company's  Chief
                                          Financial Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             EVEREST RE GROUP, LTD.



                                      By:  /S/ JOSEPH A. GERVASI
                                      ------------------------------------------
                                               Joseph A. Gervasi
                                        Vice President, General Counsel
                                                 and Secretary

Dated:  August 13, 2002